UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

NextCure, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38905 (Commission File Number)	47-5231247 (IRS Employer Identification No.)

9000 Virginia Manor Road, Suite 200 Beltsville, Maryland	20705
(Address of principal	(Zip Code)
executive offices)

Registrant's telephone number, including area code: (240) 399-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NXTC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement

Securities Purchase Agreement

On November 12, 2025, NextCure, Inc. (“NextCure” or the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors (each, a “Purchaser” and collectively, the “Purchasers”) for a private placement (the “Offering”) of an aggregate of (i) 708,428 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $8.52 per share, and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to an aggregate of 1,815,049 shares of Common Stock (the “Pre-Funded Warrant Shares”) at a purchase price of $8.519 per Pre-Funded Warrant, which represents the per share purchase price of the Shares less the $0.001 per share exercise price for each Pre-Funded Warrant. The Pre-Funded Warrants will be exercisable at any time after the date of issuance and will not expire.

The Offering closed on November 14, 2025. The Offering raised gross proceeds to the Company in the amount of approximately $21.5 million prior to deducting placement agent’s fees and other Offering expenses payable by the Company.

H.C. Wainwright & Co. acted as the sole placement agent for the Offering. The Company has agreed to pay customary placement fees and reimburse certain expenses of the placement agent.

Pursuant to the Purchase Agreement, the Company has agreed not to issue (or enter into any agreement to issue) any shares of Common Stock or Common Stock equivalents, subject to certain exceptions, until 30 days after the date the Registration Statement (defined below) is declared effective by the Securities and Exchange Commission or following certain other customary occurrences.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and are made as of specific dates, are solely for the benefit of the parties (except as specifically set forth therein), may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, instead of establishing matters as facts, and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The foregoing is a summary of the terms of the Purchase Agreement and the Pre-Funded Warrants and does not purport to be complete. This summary is qualified in its entirety by reference to the full text of the Purchase Agreement and the form of Pre-Funded Warrant, which are attached hereto as Exhibits 10.1 and 4.1, respectively, and which are incorporated by reference herein.

Registration Rights Agreement

The securities described above are being offered in a private placement under Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the securities issued in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

Accordingly, on November 12, 2025, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to register for resale under the Securities Act the Shares and the Pre-Funded Warrant Shares held by the Purchasers.

The Company has granted the Purchasers customary indemnification rights in connection with the registration statement. The Purchasers have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02Unregistered Sales of Equity Securities

To the extent required by Form 8-K, the disclosures in Item 1.01 above are incorporated herein by reference. The securities to be issued and sold under the Purchase Agreement are not registered under the Securities Act, and are being sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Company relied on this exemption from registration based in part on representations made by the Purchasers. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 7.01Regulation FD Disclosure

On November 17, 2025, the Company issued a press release announcing the closing of the Offering.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 8.01Other Events

On November 12, 2025, the Company announced that it believes that its existing cash, cash equivalents and marketable securities will be sufficient to fund its planned operations into the first half of 2027. The Company based this estimate on assumptions that may prove to be incorrect, and it could exhaust its available capital resources sooner than it currently expects.

Item 9.01Financial Statement and Exhibits

d) Exhibits

Exhibit No. Description

4.1 Form of Pre-Funded Warrant

10.1*	Securities Purchase Agreement, dated November 12, 2025, by and between NextCure, Inc. and each purchaser party thereto

10.2* Registration Rights Agreement

99.1 Press Release issued by NextCure, Inc. dated November 17, 2025

104 Cover Page Interactive Data File (formatted as inline XBRL).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November
Dated: November 17, 2025	NEXTCURE, INC.

	By:	/s/ Steven P. Cobourn
	Name:	Steven P. Cobourn
	Title:	Chief Financial Officer